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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): February 13, 2002

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                              ECHO BAY MINES LTD.

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            (Exact name of registrant as specified in its charter)


Incorporated under
the laws of Canada              1-8542                       None
(State or other        (Commission File Number)         (IRS Employer
jurisdiction of                                      Identification No.)
 incorporation)

            Suite 1210, 10180-101 Street, Edmonton, Alberta T5J 3S4
              (Address of principal executive offices) (Zip Code)

                                (780) 496-9002
             (Registrant's telephone number, including area code)


                                Not Applicable
        (Former name or former address, if changed since last report)

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Item 5.   Other Events.

          On February 13, 2002, Echo Bay Mines Ltd. (the "Company") issued a press release in which it announced its fourth quarter and fiscal year results for 2001. In connection with the release of these results, the Company announced that effective February 13, 2002, it had entered into an agreement with Newmont Mining Corporation ("Newmont") providing for the sale to Newmont of the Company's entire McCoy/Cove mining complex in Nevada.

          Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release of the Company dated February 13, 2002.


Item 7.   Exhibits.


Exhibit No.                            Exhibit

   99.1         Press Release of Echo Bay Mines Ltd. dated February 13, 2002


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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        ECHO BAY MINES LTD.


                                          By: /s/ Lois-Ann L. Brodrick
                                              --------------------------------
                                              Name:  Lois-Ann L. Brodrick
                                              Title: Vice President and
                                                     Secretary

Date: February 20, 2002


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                               INDEX TO EXHIBITS


Exhibit No.                           Exhibit

   99.1                Press Release of Echo Bay Mines Ltd. dated February 13,
                       2002